KIRKPATRICK & LOCKHART LLP
                                                 1800 M Street, NW
                                              South Lobby, Suite 900
                                               Washington, DC 20036




                                                 November 26, 1996




Global Utility Fund, Inc.
One Seaport Plaza
New York, New York 10292

Dear Sir or Madam:


         Global Utility Fund, Inc. ("Company") is a corporation organized under the laws of the State of Maryland. We understand that the Company is about to file Post-Effective Amendment No. 10 to its Registration Statement on Form N-1A for the purpose of registering additional shares of common stock under the Securities Act of 1933, as amended ("1933 Act"), pursuant to Section 24(e)(1) of the Investment Company Act of 1940, as amended ("1940 Act"), as well as to update the Company's financial statements and make certain editorial changes.

         We have, as counsel, participated in various corporate and other proceedings relating to the Company. We have examined copies, either certified or otherwise proved to be genuine, of its Articles of Incorporation and By-Laws, as now in effect, the minutes of meetings of its board of directors and other documents relating to its organization and operation, and we are generally familiar with its corporate affairs. Based on the foregoing, it is our opinion that the 3,461,326 shares of common stock of the Company currently being registered pursuant to Section 24(e)(1) of the 1940 Act, as reflected in Post-Effective Amendment No. 10, may be legally and validly issued from time to time in accordance with the Company's Articles of Incorporation and By-Laws and, subject to compliance with the 1933 Act, the 1940 Act and various state laws regulating the offer and sale of securities; and when so issued, these shares of common stock will be legally issued, fully paid and non-assessable.

Global Utility Fund, Inc.
November 26, 1996
Page 2


         We hereby consent to the filing of this opinion in connection with Post-Effective Amendment No. 10 to the Company's Registration Statement on Form N-1A to be filed with the Securities and Exchange Commission.


                                            Very truly yours,

                                            KIRKPATRICK & LOCKHART LLP



                                            By:
                                                Stephanie A. Djinis